Exhibit 10.15

AMENDMENT NO. 6

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 6 to Second Amended and Restated Credit Agreement dated as of January 28, 2009 (the “Amendment”) is executed by and among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), Bank of America, N.A., as Administrative Agent and the sole Lender party to that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Borrower, the Lenders referred to therein and Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

RECITALS

A. The Obligations under the Credit Agreement are scheduled to mature on March 30, 2009.

B. Borrower has requested that the Lenders extend the Credit Agreement maturity date to March 30, 2010, and otherwise amend the Credit Agreement on the terms set forth below.

C. The Lenders are willing to extend the maturity date of the Credit Agreement and to otherwise amend the Credit Agreement, in each case on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, Borrower and the Administrative Agent, with the consent of the undersigned Lender and Issuing Lender, hereby agree as follows:

1. Extension. The parties hereto hereby amend the definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement in its entirety to read in full as follows:

“Maturity Date” means March 30, 2010.

2. EBITDA. The parties hereto hereby amend the definition of “EBITDA set forth in Section 1.1 of the Credit Agreement in its entirety to read in full as follows:

“EBITDA” means, for any period, Net Income for such period plus, to the extent such items were subtracted in the determination of Net Income, the sum of the amounts for such period of (i) Interest Expense, (ii) provisions for taxes based on income, (iii) total depreciation expense, (iv) total amortization expense, (v) Pre-Opening Expenses, (vi) non-recurring or extraordinary losses and (vii) other non-cash items reducing Net Income less, to the extent such items were added in the determination of Net Income, the sum of the amounts for such period of (x) non-recurring or extraordinary gains and (y) non-cash items increasing Net Income, including, without limitation, any income from any purchase of outstanding Mortgage Notes by Section 7.16, all of the foregoing as determined for Borrower and its Subsidiaries in conformity with GAAP.

3. Prepayments of Mortgage Notes. The parties hereto hereby amend Section 7.16 of the Credit Agreement in its entirety to read in full as follows:

7.16 Prepayments of Mortgage Notes. Borrower shall not make any payment of principal or interest in respect of the Mortgage Notes prior to the date when due, unless the following conditions precedent are satisfied:

(a) the Borrower shall have delivered a certificate to the Administrative Agent demonstrating that, after giving pro forma effect to the proposed prepayment of the Mortgage Notes, Borrower will be in compliance with the covenants set forth in Section 7.6 of the Credit Agreement;

(b) no Default or Event of Default shall have occurred and be continuing at the time of such prepayment or would result from such prepayment; and

(c) no Obligations under the Revolving Commitment (other than contingent obligations in respect of Letters of Credit) shall be outstanding immediately prior to, on or immediately after the date of such prepayment.

Notwithstanding the foregoing the Borrower shall be permitted to spend up to $20,000,000 to purchase the outstanding Mortgage Notes or any outstanding portion of the Mortgage Notes, provided that the proceeds of any Revolving Loans may not be used for such purpose.

4. Conditions Precedent. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

a) A counterpart of this Amendment executed by Borrower and the Lender;

b) A written consent of guarantor in the form attached hereto as Exhibit A executed by Silver Legacy Capital Corp., a Nevada corporation;

c) A written consent of pledgors in the form attached hereto as Exhibit B executed by Galleon, Inc., a Nevada corporation, and Eldorado Limited Liability Company, a Nevada limited liability company;

d) A counterpart of the Third Modification of Second Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents, substantially in the form of Exhibit C attached hereto, executed by Borrower and properly notarized;

e) A counterpart of the Second Modification of Second Amended and Restated Assignment of Rents and Revenues, substantially in the form of Exhibit D attached hereto, executed by Borrower and properly notarized;

f) A commitment from First American Title Insurance Company, in form and substance acceptable to the Administrative Agent, to issue a CLTA Form Endorsement 110.5 to the Title Policy; and

g) An extension fee for the benefit of the sole Lender in an amount equal to $10,000, which fee shall be fully-earned, due and payable concurrently with the effectiveness of this Amendment, shall be non-refundable for any reason whatsoever, and shall be in addition to any other fee, cost or expense payable pursuant to any other Loan Document.

5. Fees and Expenses. Borrower agrees that it shall reimburse the Administrative Agent and the Lenders for the Administrative Agent’s reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with the negotiation and drafting of this Amendment and the transactions contemplated hereby.

6. Confirmation. In all other respects, the Credit Agreement and the other Loan Documents are hereby confirmed.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership

By:	/s/ Stephanie Lepori
Name:	Stephanie Lepori
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Senior Vice President

BANK OF AMERICA, N.A., as sole Lender and Issuing Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Senior Vice President

EXHIBIT A

CONSENT OF GUARANTOR

This Consent of Guarantor (“Consent”) is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned (“Guarantor”) hereby (i) consents to the execution, delivery and performance of the proposed Amendment No. 6 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft, and (ii) agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of Guarantor’s obligations under (a) the Guaranty dated as of March 5, 2002, executed by the Guarantor in favor of the Administrative Agent and Lenders, (b) the Guarantor Security Agreement dated as of March 5, 2002, executed by the Guarantor in favor of the Administrative Agent, (c) the Environmental Indemnity executed by the Borrower and Guarantor in favor of the Administrative Agent and the Lenders and (d) each other Loan Document executed by the Guarantor in favor of the Administrative Agent. Guarantor further ratifies and confirms that the Loan Documents to which it is a party shall continue in full force and effect and agrees that Guarantor shall continue to be liable under the Loan Documents to which it is a party in accordance with the terms thereof. Guarantor represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents to which it is a party and acknowledges that the execution of this Consent is not necessary for the continued validity and enforceability of the Loan Documents to which it is a party.

Dated as of January 28, 2009.

SILVER LEGACY CAPITAL CORP., a Nevada corporation

By:	/s/ Stephanie Lepori
Name:	Stephanie Lepori
Title:	Treasurer, Chief Financial and Accounting Officer

EXHIBIT B

CONSENT OF PLEDGORS

This Consent of Pledgors (“Consent”) is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”), the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned (each a “Pledgor”) hereby (i) consents to the execution, delivery and performance of the proposed Amendment No. 6 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft, and (ii) agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of Pledgor’s obligations under (a) the Pledge Agreement dated as of September 4, 2002, executed by the Peldgors in favor of the Administrative Agent and the Lenders, and (b) each other Loan Document executed by Pledgor in favor of the Administrative Agent and the Lenders. Each Pledgor further ratifies and confirms that the Loan Documents to which it is a party shall continue in full force and effect and agrees that it shall continue to be liable under the Loan Documents to which it is a party in accordance with the terms thereof. Each Pledgor represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents to which it is a party and acknowledges that the execution of this Consent is not necessary for the continued validity and enforceability of the Loan Documents to which it is a party.

Dated as of January 28, 2009.

GALLEON, INC., a Nevada corporation

By:	/s/ John M. McManus
Name:	John M. McManus
Title:	Assistant Secretary

ELDORADO LIMITED LIABILITY COMPANY, a Nevada limited liability company

By:	/s/ Gary Carano
Name:	Gary Carano
Title:	President